EXHIBIT 32.2
CERTIFICATION OF MARK GREGSON
PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with Invesco Mortgage Capital Inc.’s (the “Company”) Quarterly Report on Form 10-Q for the period ended September 30, 2024 (the “Report”), I, Mark Gregson, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 5, 2024

/s/ Mark Gregson
Mark Gregson
Interim Chief Financial Officer